January 14, 2005

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Executive Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(910) 914-9073

BB&T reports 2004 net income of $1.56 billion, up 46.3%; surpasses $100 billion in assets

          WINSTON-SALEM, N.C. — BB&T Corporation (NYSE: BBT) reported today earnings for the fourth quarter and the full year 2004. For the fourth quarter, net income totaled $416.9 million, or $.75 per diluted share, compared with $305.0 million, or $.55 per diluted share, earned during the fourth quarter of 2003. These results reflect increases of 36.7% and 36.4%, respectively, compared to the fourth quarter of 2003. Net income and diluted earnings per share for the fourth quarter of 2003 were negatively affected by merger-related and nonrecurring expenses, which collectively totaled $71.8 million on an after-tax basis.

          BB&T’s fourth quarter net income produced annualized returns on average assets and average shareholders’ equity of 1.68% and 15.21%, respectively, compared to prior year returns of 1.34% and 11.98%, respectively.

          Operating earnings for the fourth quarter of 2004 totaled $415.8 million, or $.75 per diluted share, excluding $1.1 million in net after-tax merger-related gains. Excluding the effects of merger-related items and nonrecurring charges from both 2004 and 2003, operating earnings for the fourth quarter of 2004 increased 10.3% compared with the fourth quarter of 2003. Diluted operating earnings per share for the fourth quarter of 2004 increased 8.7% compared to the fourth quarter last year.

          Cash basis operating results exclude the unamortized balances of intangibles from assets and shareholders’ equity and exclude the amortization of intangibles, the net amortization of purchase accounting mark-to-market adjustments, merger-related charges and nonrecurring items from earnings. Cash basis operating earnings totaled $438.2 million for the fourth quarter of 2004, or $.79 per diluted share, which represent increases of 11.3% and 9.7%, respectively, compared to the fourth quarter of 2003. Cash basis operating earnings for the fourth quarter of 2004 produced an annualized return on average tangible assets of 1.86% and an annualized return on average tangible shareholders’ equity of 27.77%.

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          For the full year 2004, BB&T’s net income was $1.56 billion, an increase of 46.3% compared to $1.06 billion earned in 2003. Diluted earnings per share for 2004 totaled $2.80 compared to $2.07 earned in 2003. Excluding $3.5 million in net after-tax merger-related charges from 2004 and $358.9 million in net after-tax merger-related and nonrecurring charges from 2003, operating earnings for 2004 were $1.56 billion, an increase of 9.7% compared to operating earnings of $1.42 billion in 2003. Diluted operating earnings per share totaled $2.81 for 2004 compared to $2.77 in 2003.

          “I am very pleased to report record earnings for 2004,” said Chairman and Chief Executive Officer John A. Allison. “2004 marks the 23rd consecutive year that BB&T has achieved record operating earnings. In addition to our earnings growth, we met substantially all of our key strategic objectives in 2004. We increased our ratio of fee-based revenues to total revenues, improved our already excellent asset quality, and became a more efficient company as evidenced by improvement in our cash basis efficiency ratio. Our company also reached a notable milestone by surpassing $100 billion in assets in the fourth quarter. I am optimistic about our opportunities for continued growth in 2005 as we work to become more productive and further integrate the new markets we entered through past acquisitions.”

          “I am also pleased that our improved performance has been reflected in our returns to investors,” continued Allison. “During the fourth quarter, BB&T’s stock reached an all-time high and our 2004 returns to investors outperformed the market. Our total return to shareholders during 2004 was 12.7%, exceeding the S&P 500 Index, which increased 10.8% during the year. Likewise our five- and ten-year compound annual total returns to shareholders have been 12.5% and 19.4%, respectively, outperforming the S&P 500 Index, which provided compound annual total returns of -2.3% and 12.1%, respectively.”

Asset Quality Remains Excellent

          BB&T’s asset quality remained strong during the fourth quarter and continues to compare favorably to the industry. Nonperforming assets, as a percentage of total assets, decreased to .36% at Dec. 31, 2004 compared to .40% at Sept. 30, 2004 and .49% at Dec. 31, 2003. Annualized net charge-offs were .38% of average loans and leases for the fourth quarter of 2004, down from the .42% achieved in the fourth quarter of 2003. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the current quarter were .27% of average loans and leases compared to .31% in the fourth quarter of 2003. For the full year 2004, net charge-offs were .36% of average loans and leases, down from ..43% in 2003.

Average Loans Grow 9.3%

          Average loans and leases totaled $67.4 billion for the fourth quarter of 2004, an increase of 9.3% compared to the fourth quarter of 2003. Excluding the impact of growth resulting from acquisitions and a $1.0 billion mortgage loan securitization completed during the third quarter of 2004, average loan growth was 8.1% compared to the fourth quarter of 2003. This growth was led by average mortgage loans, which increased 11.1%, average consumer loans, which increased 7.6% and average commercial loans, which grew 7.2%, compared to the fourth quarter last year.

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Noninterest Expenses Decrease – Reflecting Further Improvement in Efficiency

          BB&T’s noninterest expenses totaled $710.8 million for the fourth quarter of 2004, a decrease of $19.6 million compared to the fourth quarter of 2003. Excluding merger-related items and growth resulting from purchase acquisitions, noninterest expenses declined 4.6% compared to the fourth quarter of 2003. The decline in noninterest expenses resulted in a cash basis operating efficiency ratio of 47.8% for the fourth quarter of 2004, marking the third consecutive quarter this ratio has improved. For the full year, noninterest expenses, excluding the impact of acquisitions, decreased 2.4%.

Solid Growth in Noninterest Income

          BB&T’s noninterest income demonstrated solid growth during the fourth quarter. Total noninterest income was $548.2 million for the fourth quarter of 2004, an increase of 17.4% compared with the same period in 2003. Excluding fluctuations in income from mortgage banking and securities gains and losses, noninterest income increased 20.4% compared with the same quarter last year. Higher revenues from BB&T’s insurance operations as well as growth in income from service charges on deposit accounts and other nondeposit fees and commissions were the primary drivers of this growth.

          BB&T’s insurance operations remained strong, as insurance commissions increased 63.9% to $167.3 million in the current quarter compared with $102.1 million earned during the fourth quarter of 2003. Revenues from BB&T’s insurance operations were the largest source of noninterest income during the quarter.

          Service charges for deposit-related services totaled $133.6 million during the fourth quarter of 2004, an increase of 9.4% compared to the fourth quarter of 2003. This increase resulted primarily from growth in commercial account analysis fees and significantly lower fee waivers compared to last year. Excluding the effect of acquisitions, service charges on deposits for the fourth quarter of 2004 increased 8.1% compared to the fourth quarter last year.

          Other nondeposit fees and commissions totaled $84.7 million for the fourth quarter of 2004, an increase of $11.1 million, or 15.1%, compared to the fourth quarter of 2003. This increase was generated primarily by growth in bankcard fees and debit card related services. Excluding the effect of acquisitions, other nondeposit fees and commissions increased 14.1% compared to the fourth quarter last year.

          Revenues from mortgage banking operations totaled $26.9 million for the fourth quarter of 2004, a decrease of $14.5 million, compared to the fourth quarter last year. The primary cause for the decrease was the fluctuation in the valuation for mortgage servicing rights compared to the prior year’s fourth quarter. Current quarter revenues include a net recapture of the valuation for mortgage servicing rights, including hedging activities, of $4.0 million compared to a $20.1 million net recapture in the fourth quarter of 2003.

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BB&T Recognized Nationally for Client Service

          For the third year in a row, J.D. Power and Associates ranked BB&T 1st in the nation among banks for home mortgage customer satisfaction. The annual ranking recognizes the home mortgage providers who are best at dealing with all aspects of originating and servicing mortgage loans.

          At Dec. 31, 2004 BB&T had $100.5 billion in assets and operated more than 1,400 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Jan. 13 was $40.17 per share.

          For additional information about BB&T’s financial performance, company news, products and services, please visit our Web site at www.BBandT.com.

Earnings Webcast

          To hear a live webcast of BB&T’s fourth quarter 2004 earnings conference call at 10:00 a.m. (EST) today, please visit our Web site at www.BBandT.com/Investor. Replays of the conference call will be available through our Web site until 5 p.m. (EST) on Friday, Jan. 28.

#

          This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). BB&T’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles and purchase accounting mark-to-market adjustments in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/04	12/31/03	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$1,207,945	$1,114,140	$93,805	8.4%
Interest expense	341,813	275,864	65,949	23.9
Net interest income - taxable equivalent	866,132	838,276	27,856	3.3
Less: Taxable equivalent adjustment	20,091	26,600	(6,509)	(24.5)
Net interest income	846,041	811,676	34,365	4.2
Provision for credit losses	65,153	58,088	7,065	12.2
Net interest income after provision for credit losses	780,888	753,588	27,300	3.6
Noninterest income (2)	548,179	466,859	81,320	17.4
Noninterest expense (3)	712,703	678,941	33,762	5.0
Operating earnings before income taxes	616,364	541,506	74,858	13.8
Provision for income taxes	200,556	164,657	35,899	21.8
Operating earnings (1)	$415,808	$376,849	$38,959	10.3%

PER SHARE DATA BASED ON OPERATING EARNINGS (1)
Basic earnings	$.75	$.69	$.06	8.7%
Diluted earnings	.75	.69	.06	8.7
Weighted average shares - Basic	552,053,611	544,871,908
Diluted	557,510,572	549,858,403
Dividends paid per common share	$.35	$.32	$.03	9.4%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS (1)
Return on average assets	1.68%	1.66%
Return on average equity	15.17	14.80
Net yield on earning assets (taxable equivalent)	3.97	4.22
Efficiency ratio (taxable equivalent) (4)	50.1	52.0

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$438,242	$393,646	$44,596	11.3%
Diluted earnings per share	.79	.72	.07	9.7
Return on average tangible assets	1.86%	1.81%
Return on average tangible equity	27.77	25.84
Efficiency ratio (taxable equivalent) (4)	47.8	50.2

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/04	12/31/03	$	%

INCOME STATEMENTS
Interest income	$1,187,854	$1,155,813	$32,041	2.8%
Interest expense	341,813	275,864	65,949	23.9
Net interest income	846,041	879,949	(33,908)	(3.9)
Provision for credit losses	65,153	58,088	7,065	12.2
Net interest income after provision for credit losses	780,888	821,861	(40,973)	(5.0)
Noninterest income	548,179	466,859	81,320	17.4
Noninterest expense	710,839	730,392	(19,553)	(2.7)
Income before income taxes	618,228	558,328	59,900	10.7
Provision for income taxes	201,344	253,301	(51,957)	(20.5)
Net income	$416,884	$305,027	$111,857	36.7%

PER SHARE DATA
Basic earnings	$.76	$.56	$.20	35.7%
Diluted earnings	.75	.55	.20	36.4
Weighted average shares - Basic	552,053,611	544,871,908
Diluted	557,510,572	549,858,403

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.68%	1.34%
Return on average equity	15.21	11.98
Efficiency ratio (taxable equivalent) (4)	49.9	58.9

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings exclude the effect of merger-related charges or credits and nonrecurring items. These amounts totaled $(1.1 million) and $71.8 million, net of tax, in the fourth quarters of 2004 and 2003, respectively. See Reconciliation Tables included herein.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased approximately 3.4% for the quarter, compared to the same period in 2003.
	(3)	Excluding purchase accounting transactions, noninterest expense would have decreased approximately 4.6% for the quarter, compared to the same period in 2003.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Cash basis and operating ratios also exclude merger-related charges or credits and nonrecurring items, where applicable. See Reconciliation Tables included herein.
	(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/04	12/31/03	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$4,628,065	$4,397,784	$230,281	5.2%
Interest expense	1,198,472	1,272,787	(74,315)	(5.8)
Net interest income - taxable equivalent	3,429,593	3,124,997	304,596	9.7
Less: Taxable equivalent adjustment	81,370	111,265	(29,895)	(26.9)
Net interest income	3,348,223	3,013,732	334,491	11.1
Provision for credit losses	249,269	247,585	1,684.7
Net interest income after provision for credit losses	3,098,954	2,766,147	332,807	12.0
Noninterest income (2)	2,119,271	1,827,339	291,932	16.0
Noninterest expense (3)	2,890,345	2,548,990	341,355	13.4
Operating earnings before income taxes	2,327,880	2,044,496	283,384	13.9
Provision for income taxes	766,051	620,662	145,389	23.4
Operating earnings (1)	$1,561,829	$1,423,834	$137,995	9.7%

PER SHARE DATA BASED ON OPERATING EARNINGS (1)
Basic earnings	$2.83	$2.79	$.04	1.4%
Diluted earnings	2.81	2.77	.04	1.4
Weighted average shares - Basic	551,661,326	509,850,763
Diluted	556,041,033	514,082,392
Dividends paid on common shares	$1.34	$1.22	$.12	9.8%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS (1)
Return on average assets	1.62%	1.67%
Return on average equity	14.74	16.01
Net yield on earning assets (taxable equivalent)	4.04	4.15
Noninterest income as a percentage of
total income (taxable equivalent) (4)	37.8	36.0
Efficiency ratio (taxable equivalent) (4)	51.9	51.8

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$1,645,828	$1,465,632	$180,196	12.3%
Diluted earnings per share	2.96	2.85	.11	3.9
Return on average tangible assets	1.79%	1.78%
Return on average tangible equity	27.17	24.81
Efficiency ratio (taxable equivalent) (4)	49.7	50.5

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/04	12/31/03	$	%

INCOME STATEMENTS
Interest income	$4,546,695	$4,354,792	$191,903	4.4%
Interest expense	1,198,472	1,272,787	(74,315)	(5.8)
Net interest income	3,348,223	3,082,005	266,218	8.6
Provision for credit losses	249,269	247,585	1,684.7
Net interest income after provision for credit losses	3,098,954	2,834,420	264,534	9.3
Noninterest income	2,119,271	1,827,339	291,932	16.0
Noninterest expense	2,895,863	3,044,729	(148,866)	(4.9)
Income before income taxes	2,322,362	1,617,030	705,332	43.6
Provision for income taxes	763,987	552,127	211,860	38.4
Net income	$1,558,375	$1,064,903	$493,472	46.3%

PER SHARE DATA
Basic earnings	$2.82	$2.09	$.73	34.9%
Diluted earnings	2.80	2.07	.73	35.3
Weighted average shares - Basic	551,661,326	509,850,763
Diluted	556,041,033	514,082,392

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.62%	1.25%
Return on average equity	14.71	11.97
Efficiency ratio (taxable equivalent) (4)	52.0	62.8

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings exclude the effect of merger-related and nonrecurring charges. These charges totaled $3.5 million and $358.9 million, net of tax, in 2004 and 2003, respectively. See Reconciliation Tables included herein.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased approximately 1.1% for the twelve months ended December 31, 2004 compared to 2003.
	(3)	Excluding purchase accounting transactions, noninterest expense would have decreased approximately 2.4% for the twelve months ended December 31, 2004 compared to 2003.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Cash basis and operating ratios also exclude merger-related items and nonrecurring charges, where applicable. See Reconciliation Tables included herein.
	(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of / For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/04	12/31/03	$	%

CONSOLIDATED BALANCE SHEETS
End of period balances
Cash and due from banks	$1,782,323	$2,217,961	$(435,638)	(19.6	) %
Interest-bearing deposits with banks	1,003,125	271,157	731,968	269.9
Federal funds sold and other earning assets	240,387	332,849	(92,462)	(27.8)
Securities available for sale	18,838,196	15,562,954	3,275,242	21.0
Securities held to maturity	125	60,122	(59,997)	(99.8)
Trading securities	334,256	693,819	(359,563)	(51.8)
Total securities	19,172,577	16,316,895	2,855,682	17.5
Commercial loans and leases	34,320,967	31,335,752	2,985,215	9.5
Direct retail loans	13,932,879	12,130,101	1,802,778	14.9
Sales finance loans	6,362,990	6,035,662	327,328	5.4
Revolving credit loans	1,276,876	1,180,480	96,396	8.2
Mortgage loans	12,268,889	11,623,391	645,498	5.6
Total loans and leases	68,162,601	62,305,386	5,857,215	9.4
Allowance for loan and lease losses	804,932	784,937	19,995	2.5
Total earning assets	88,718,180	79,208,578	9,509,602	12.0
Premises and equipment, net	1,283,546	1,201,342	82,204	6.8
Goodwill	4,124,241	3,616,526	507,715	14.0
Core deposit and other intangibles	513,539	401,944	111,595	27.8
Other assets	5,031,234	4,587,490	443,744	9.7
Total assets	100,508,641	90,466,613	10,042,028	11.1
Noninterest-bearing deposits	12,246,248	11,098,251	1,147,997	10.3
Savings and interest checking	4,490,214	4,307,069	183,145	4.3
Money rate savings	23,427,797	20,348,969	3,078,828	15.1
CDs and other time deposits	27,535,078	23,595,496	3,939,582	16.7
Total deposits	67,699,337	59,349,785	8,349,552	14.1
Fed funds purchased, repos and other borrowings	6,687,872	7,334,900	(647,028)	(8.8)
Long-term debt	11,419,624	10,807,700	611,924	5.7
Total interest-bearing liabilities	73,560,585	66,394,134	7,166,451	10.8
Other liabilities	3,827,334	3,039,497	787,837	25.9
Total liabilities	89,634,167	80,531,882	9,102,285	11.3
Total shareholders' equity	$10,874,474	$9,934,731	$939,743	9.5%

Average balances
Securities, at amortized cost	$18,218,272	$17,057,880	$1,160,392	6.8%
Commercial loans and leases	33,046,115	29,981,661	3,064,454	10.2
Direct retail loans	13,147,222	10,642,719	2,504,503	23.5
Sales finance loans	6,228,871	4,894,493	1,334,378	27.3
Revolving credit loans	1,200,913	1,079,692	121,221	11.2
Mortgage loans	12,484,358	11,258,504	1,225,854	10.9
Total loans and leases	66,107,479	57,857,069	8,250,410	14.3
Allowance for loan and lease losses	811,090	759,569	51,521	6.8
Other earning assets	620,451	548,403	72,048	13.1
Total earning assets	84,946,202	75,463,352	9,482,850	12.6
Total assets	96,275,994	85,327,728	10,948,266	12.8
Noninterest-bearing deposits	11,682,911	9,514,435	2,168,476	22.8
Savings and interest checking	4,797,668	3,904,880	892,788	22.9
Money rate savings	21,907,558	18,219,720	3,687,838	20.2
CDs and other time deposits	26,427,935	25,309,123	1,118,812	4.4
Total deposits	64,816,072	56,948,158	7,867,914	13.8
Fed funds purchased, repos and other borrowings	6,590,471	5,140,843	1,449,628	28.2
Long-term debt	10,886,199	11,710,281	(824,082)	(7.0)
Total interest-bearing liabilities	70,609,831	64,284,847	6,324,984	9.8
Total shareholders' equity	$10,596,714	$8,895,232	$1,701,482	19.1%

		As of / For the Quarter Ended

(Dollars in thousands)		12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

MISCELLANEOUS INFORMATION

Unrealized appreciation (depreciation) on
securities available for sale, net of tax		$(87,474)	$(48,057)	$(228,129)	$145,119	$11,450
Derivatives (notional value)		20,509,499	17,346,172	19,980,873	20,219,582	14,608,690
Fair value of derivatives portfolio		73,325	116,599	23,345	214,865	136,025
Common stock prices:	High	43.25	40.46	37.91	38.80	39.69
	Low	38.67	36.38	33.02	34.48	35.98
	End of period	42.05	39.69	36.97	35.30	38.64
Weighted average shares -	Basic	552,053,611	553,944,042	554,041,770	546,576,484	544,871,908
	Diluted	557,510,572	558,576,819	557,485,680	550,547,045	549,858,403
End of period shares outstanding		550,406,287	552,488,008	555,337,965	548,022,164	541,942,987
End of period banking offices		1,413	1,416	1,420	1,353	1,359
ATMs		1,930	1,927	1,911	1,848	1,880
FTEs		26,148	26,158	26,761	26,575	26,283

NOTES:	All items referring to loans and leases include loans held for sale and are net of unearned income.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent
Interest and fees on loans and leases	$1,016,346	$990,783	$952,389	$919,030	$925,614
Interest and dividends on securities	188,030	185,284	185,476	179,639	186,210
Interest on short-term investments	3,569	2,943	2,067	2,509	2,316
Total interest income - taxable equivalent	1,207,945	1,179,010	1,139,932	1,101,178	1,114,140
Interest expense
Interest on deposits	208,404	181,790	172,689	166,777	171,380
Interest on fed funds purchased, repos and other borrowings	28,806	25,948	17,968	17,395	15,033
Interest on long-term debt	104,603	95,544	89,094	89,454	89,451
Total interest expense	341,813	303,282	279,751	273,626	275,864
Net interest income - taxable equivalent	866,132	875,728	860,181	827,552	838,276
Less: Taxable equivalent adjustment	20,091	20,072	20,478	20,729	26,600
Net interest income	846,041	855,656	839,703	806,823	811,676
Provision for credit losses	65,153	57,165	63,533	63,418	58,088
Net interest income after provision for
credit losses	780,888	798,491	776,170	743,405	753,588
Noninterest income
Service charges on deposits	133,590	135,521	131,445	122,763	122,120
Mortgage banking income	26,939	22,061	56,656	4,419	41,472
Investment banking and brokerage fees and commissions	64,733	59,834	63,624	76,598	68,667
Trust revenue	29,113	28,862	31,519	29,985	29,099
Insurance commissions	167,278	163,359	164,712	123,706	102,070
Other nondeposit fees and commissions	84,723	82,774	79,465	71,634	73,618
Securities gains (losses), net	52	6,590	2	(511)	(7,529)
Other noninterest income	41,751	33,828	35,353	46,893	37,342
Total noninterest income	548,179	532,829	562,776	475,487	466,859
Noninterest expense
Personnel expense	383,496	404,999	422,987	420,275	370,632
Occupancy and equipment expense	107,480	104,469	103,428	100,147	100,463
Foreclosed property expense	6,876	6,309	7,085	6,002	6,556
Amortization of intangibles	29,342	24,280	28,670	24,056	21,100
Other noninterest expense	185,509	173,410	177,278	174,247	180,190
Total noninterest expense	712,703	713,467	739,448	724,727	678,941
Operating earnings before income taxes	616,364	617,853	599,498	494,165	541,506
Provision for income taxes	200,556	206,933	199,041	159,521	164,657
Operating earnings (1)	$415,808	$410,920	$400,457	$334,644	$376,849

PER SHARE DATA BASED ON
OPERATING EARNINGS (1)
Basic earnings	$.75	$.74	$.72	$.61	$.69
Diluted earnings	.75	.74	.72	.61	.69
Dividends paid per common share	.35	.35	.32	.32	.32
Book value per share	19.76	19.54	18.95	19.03	18.33
Tangible book value per share (2)	11.33	11.17	10.56	11.01	10.92

PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS (1)
Return on average assets	1.68%	1.68%	1.66%	1.46%	1.66%
Return on average equity	15.17	15.35	15.18	13.17	14.80
Net yield on earning assets (taxable equivalent)	3.97	4.07	4.02	4.09	4.22
Efficiency ratio (taxable equivalent) (3)	50.1	50.3	52.6	55.0	52.0
Noninterest income as a percentage of
total income (taxable equivalent) (3)	38.6	37.8	38.2	36.7	35.1
Equity as a percentage of total assets at
end of period	10.8	11.0	10.8	11.1	11.0
Average earning assets as a percentage of
average total assets	88.3	88.4	88.2	88.1	87.9
Average loans and leases as a percentage of
average deposits	101.5	102.5	101.3	102.7	100.7

CASH BASIS PERFORMANCE BASED ON
OPERATING EARNINGS (1) (4)
Cash basis operating earnings	$438,242	$430,155	$422,466	$354,965	$393,646
Diluted earnings per share	.79	.77	.76	.64	.72
Return on average tangible assets	1.86%	1.85%	1.83%	1.62%	1.81%
Return on average tangible equity	27.77	28.50	28.41	23.93	25.84
Efficiency ratio (taxable equivalent) (3)	47.8	48.3	50.3	52.8	50.2

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings exclude the effect of merger-related charges or credits and nonrecurring items. These amounts totaled $(1.1 million), $(2.0 million), $351 thousand, $6.1 million and $71.8 million, net of tax, for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. See Reconciliation Tables included herein.
	(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders' equity.
	(3)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, merger-related charges or credits and nonrecurring items, where applicable. See Reconciliation Tables included herein.
	(4)	Cash basis operating performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

INCOME STATEMENTS
Interest income
Interest and fees on loans and leases	$1,009,526	$983,904	$945,561	$912,156	$982,319
Interest and dividends on securities	174,759	172,091	171,826	165,784	171,178
Interest on short-term investments	3,569	2,943	2,067	2,509	2,316
Total interest income	1,187,854	1,158,938	1,119,454	1,080,449	1,155,813
Interest expense
Interest on deposits	208,404	181,790	172,689	166,777	171,380
Interest on fed funds purchased, repos and other borrowings	28,806	25,948	17,968	17,395	15,033
Interest on long-term debt	104,603	95,544	89,094	89,454	89,451
Total interest expense	341,813	303,282	279,751	273,626	275,864
Net interest income	846,041	855,656	839,703	806,823	879,949
Provision for credit losses	65,153	57,165	63,533	63,418	58,088
Net interest income after provision for
credit losses	780,888	798,491	776,170	743,405	821,861
Noninterest income
Service charges on deposits	133,590	135,521	131,445	122,763	122,120
Mortgage banking income	26,939	22,061	56,656	4,419	41,472
Investment banking and brokerage fees and commissions	64,733	59,834	63,624	76,598	68,667
Trust revenue	29,113	28,862	31,519	29,985	29,099
Insurance commissions	167,278	163,359	164,712	123,706	102,070
Other nondeposit fees and commissions	84,723	82,774	79,465	71,634	73,618
Securities gains (losses), net	52	6,590	2	(511)	(7,529)
Other noninterest income	41,751	33,828	35,353	46,893	37,342
Total noninterest income	548,179	532,829	562,776	475,487	466,859
Noninterest expense
Personnel expense	383,496	404,999	422,987	420,275	370,632
Occupancy and equipment expense	107,480	104,469	103,428	100,147	100,463
Foreclosed property expense	6,876	6,309	7,085	6,002	6,556
Amortization of intangibles	29,342	24,280	28,670	24,056	21,100
Merger-related and restructuring charges (gains)	(1,864)	(3,059)	791	9,650	51,451
Other noninterest expense	185,509	173,410	177,278	174,247	180,190
Total noninterest expense	710,839	710,408	740,239	734,377	730,392
Income before income taxes	618,228	620,912	598,707	484,515	558,328
Provision for income taxes	201,344	208,027	198,601	156,015	253,301
Net income	$416,884	$412,885	$400,106	$328,500	$305,027

PER SHARE DATA
Basic earnings	$.76	$.75	$.72	$.60	$.56
Diluted earnings	.75	.74	.72	.60	.55

	For the Quarter Ended

	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

ANNUALIZED INTEREST YIELDS / RATES (1)
Interest income:
Securities and other earning assets:
U.S. Government securities and other earning assets	3.69%	3.75%	3.83%	3.91%	4.12%
Mortgage-backed securities	4.66	4.42	4.19	4.91	5.03
State and municipal securities	6.52	6.45	6.58	6.46	6.30
Trading securities	1.33	3.94	1.89	1.45	3.70

Total securities and other earning assets	3.92	3.96	3.96	4.07	4.30
Loans:
Commercial loans and leases	5.69	5.40	5.22	5.31	5.42
Consumer loans	6.83	6.90	6.65	6.77	6.83
Mortgage loans	5.43	5.57	5.55	5.72	5.98

Total loans	6.00	5.90	5.72	5.84	5.96

Total earning assets	5.53	5.47	5.33	5.45	5.60

Interest expense:
Interest-bearing deposits:
Savings and interest checking	.26	.22	.20	.21	.24
Money rate savings	.94	.75	.64	.61	.63
CDs and other time deposits	2.28	2.09	1.98	2.07	2.11
Total interest-bearing deposits	1.53	1.36	1.28	1.32	1.35
Fed funds purchased, repos and other borrowings	1.89	1.47	1.08	1.06	.98
Long-term debt	3.63	3.54	3.36	3.38	3.55

Total interest-bearing liabilities	1.90	1.70	1.57	1.62	1.65

Net yield on earning assets	3.97%	4.07%	4.02%	4.09%	4.22%

NOTES:	(1)	Fully taxable equivalent yields. Excludes nonrecurring items. Securities yields calculated based on amortized cost.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$18,838,196	$18,481,720	$17,477,628	$17,584,687	$15,562,954
Securities held to maturity	125	125	125	125	60,122
Trading securities	334,256	445,571	388,998	364,481	693,819
Total securities	19,172,577	18,927,416	17,866,751	17,949,293	16,316,895
Commercial loans and leases	34,320,967	33,857,536	33,397,400	31,743,612	31,335,752
Direct retail loans	13,932,879	13,607,244	13,314,629	12,447,494	12,130,101
Sales finance loans	6,362,990	6,215,235	6,288,337	6,190,940	6,035,662
Revolving credit loans	1,276,876	1,221,404	1,204,479	1,167,467	1,180,480
Mortgage loans	12,268,889	11,891,511	12,831,806	12,821,573	11,623,391
Total loans and leases	68,162,601	66,792,930	67,036,651	64,371,086	62,305,386
Allowance for loan and lease losses	804,932	816,588	816,330	790,271	784,937
Other earning assets	1,243,512	542,511	490,738	510,292	604,006
Total earning assets	88,718,180	86,333,813	85,745,148	82,607,385	79,208,578
Total assets	100,508,641	97,880,397	97,348,285	94,281,503	90,466,613
Noninterest-bearing deposits	12,246,248	12,217,201	12,017,270	11,500,136	11,098,251
Savings and interest checking	4,490,214	4,344,138	4,506,042	4,379,735	4,307,069
Money rate savings	23,427,797	22,806,829	22,428,015	20,569,144	20,348,969
CDs and other time deposits	27,535,078	26,385,428	27,711,563	27,675,877	23,595,496
Total deposits	67,699,337	65,753,596	66,662,890	64,124,892	59,349,785
Fed funds purchased, repos and other borrowings	6,687,872	6,464,704	6,232,126	5,748,572	7,334,900
Long-term debt	11,419,624	11,145,504	10,524,646	10,625,382	10,807,700
Total interest-bearing liabilities	73,560,585	71,146,603	71,402,392	68,998,710	66,394,134
Total shareholders' equity	10,874,474	10,794,881	10,524,713	10,426,828	9,934,731
Goodwill	4,124,241	4,096,066	4,076,888	3,837,956	3,616,526
Core deposit and other intangibles	513,539	526,106	586,199	552,527	401,944
Total intangibles	4,637,780	4,622,172	4,663,087	4,390,483	4,018,470
Mortgage servicing rights	$340,740	$340,535	$371,118	$256,341	$334,931

Average balances
Securities, at amortized cost	$18,880,095	$18,416,752	$18,378,505	$17,188,281	$16,937,451
Commercial loans and leases	34,091,833	33,529,888	33,085,067	31,460,865	30,919,252
Direct retail loans	13,758,376	13,456,234	13,094,968	12,269,198	11,931,318
Sales finance loans	6,244,775	6,252,329	6,252,607	6,165,341	6,278,763
Revolving credit loans	1,239,100	1,210,728	1,184,780	1,168,516	1,136,268
Mortgage loans	12,110,729	12,429,128	13,246,064	12,156,224	11,425,458
Total loans and leases	67,444,813	66,878,307	66,863,486	63,220,144	61,691,059
Allowance for loan and lease losses	817,720	821,050	818,852	786,556	794,394
Other earning assets	660,714	569,256	554,295	697,659	590,519
Total earning assets	86,985,622	85,864,315	85,796,286	81,106,084	79,219,029
Total assets	98,541,446	97,129,491	97,286,405	92,112,359	90,116,726
Noninterest-bearing deposits	12,436,447	11,876,112	11,663,685	10,744,997	10,967,480
Savings and interest checking	4,767,397	4,813,519	5,034,541	4,575,373	4,425,717
Money rate savings	22,943,275	22,636,090	21,801,020	20,230,460	20,162,364
CDs and other time deposits	26,306,639	25,920,707	27,497,580	25,993,720	25,712,445
Total deposits	66,453,758	65,246,428	65,996,826	61,544,550	61,268,006
Fed funds purchased, repos and other borrowings	6,053,669	7,029,258	6,682,835	6,597,199	6,006,630
Long-term debt	11,489,627	10,759,965	10,668,414	10,621,546	9,936,570
Total interest-bearing liabilities	71,560,607	71,159,539	71,684,390	68,018,298	66,243,726
Total shareholders' equity	$10,907,344	$10,648,868	$10,608,131	$10,218,527	$10,099,916

SELECTED CAPITAL INFORMATION (1)
Risk-based capital:
Tier 1	$6,682,826	$6,579,667	$6,459,729	$6,218,081	$6,166,160
Total	10,566,869	9,884,833	8,497,373	8,270,138	8,211,674
Risk-weighted assets	72,553,652	70,657,372	70,349,535	67,264,355	65,511,840
Average quarterly tangible assets	94,158,272	92,913,439	92,923,669	87,835,595	86,157,150
Risk-based capital ratios:
Tier 1	9.2%	9.3%	9.2%	9.2%	9.4%
Total	14.6	14.0	12.1	12.3	12.5
Leverage capital ratio	7.1	7.1	7.0	7.1	7.2
Equity as a percentage of total assets	10.8	11.0	10.8	11.1	11.0
Book value per share	$19.76	$19.54	$18.95	$19.03	$18.33
Tangible book value per share (2)	11.33	11.17	10.56	11.01	10.92

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income.
	(1)	Current quarter risk-based capital information is preliminary.
	(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders' equity.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

As of / For the Quarter Ended

(Dollars in thousands)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

ASSET QUALITY ANALYSIS
Allowance For Credit Losses
Beginning balance	$825,665	$825,242	$799,650	$793,398	$800,400
Allowance for acquired (sold) loans, net	1,795	(170)	19,284	--	--
Provision for credit losses	65,153	57,165	63,533	63,418	58,088
Charge-offs
Commercial loans and leases	(30,668)	(23,858)	(23,740)	(22,176)	(38,577)
Direct retail loans	(13,149)	(12,170)	(11,538)	(11,295)	(12,395)
Sales finance loans	(23,479)	(22,225)	(21,664)	(22,518)	(21,856)
Revolving credit loans	(13,149)	(12,383)	(12,531)	(14,286)	(12,279)
Mortgage loans	(1,352)	(1,207)	(1,916)	(1,375)	(1,733)

Total charge-offs	(81,797)	(71,843)	(71,389)	(71,650)	(86,840)

Recoveries
Commercial loans and leases	7,788	6,210	4,216	6,057	13,703
Direct retail loans	2,566	2,090	2,675	2,489	2,442
Sales finance loans	4,559	4,317	4,165	3,511	3,279
Revolving credit loans	2,489	2,555	2,557	2,178	2,205
Mortgage loans	83	99	551	249	121

Total recoveries	17,485	15,271	14,164	14,484	21,750

Net charge-offs	(64,312)	(56,572)	(57,225)	(57,166)	(65,090)

Ending balance	$828,301	$825,665	$825,242	$799,650	$793,398

Allowance For Credit Losses
Allowance for loan and lease losses	$804,932	$816,588	$816,330	$790,271	$784,937
Reserve for unfunded lending commitments	23,369	9,077	8,912	9,379	8,461

Total	$828,301	$825,665	$825,242	$799,650	$793,398

Nonperforming Assets
Nonaccrual loans and leases:
Commercial loans and leases	$143,420	$173,303	$199,718	$218,111	$219,558
Direct retail loans	46,187	48,792	50,968	52,426	50,085
Sales finance loans	14,670	15,484	13,152	12,062	13,082
Revolving credit loans	349	374	369	367	342
Mortgage loans	64,010	62,871	61,132	62,756	67,373

Total nonaccrual loans and leases	268,636	300,824	325,339	345,722	350,440

Foreclosed real estate	69,324	67,329	68,035	74,832	78,964
Other foreclosed property	19,579	20,821	18,995	21,247	17,106
Restructured loans	555	563	566	573	592

Nonperforming assets	$358,094	$389,537	$412,935	$442,374	$447,102

Loans 90 days or more past due
and still accruing:
Commercial loans and leases	$9,986	$11,463	$11,180	$18,885	$17,759
Direct retail loans	19,917	22,382	21,015	20,359	25,695
Sales finance loans	21,205	20,766	20,732	26,091	27,863
Revolving credit loans	4,837	4,797	4,116	4,644	5,601
Mortgage loans	44,225	40,397	38,698	33,917	39,840

Total loans 90 days or more past due
and still accruing	100,170	99,805	95,741	103,896	116,758

Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	.15%	.15%	.14%	.16%	.19%

Asset Quality Ratios
Nonaccrual and restructured loans and leases
as a percentage of total loans and leases	.39%	.45%	.49%	.54%	.56%
Nonperforming assets as a percentage of:
Total assets	.36	.40	.42	.47	.49
Loans and leases plus
foreclosed property	.52	.58	.62	.69	.72
Net charge-offs as a percentage of
average loans and leases	.38	.34	.34	.36	.42
Net charge-offs excluding specialized
lending as a percentage of average
loans and leases (1)	.27	.19	.24	.25	.31
Allowance for loan and lease losses as
a percentage of loans and leases	1.18	1.22	1.22	1.23	1.26
Allowance for loan and lease losses as
a percentage of loans and leases
held for investment	1.19	1.23	1.23	1.25	1.27
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.15	x	3.63	x	3.55	x	3.44	x	3.04	x
Nonaccrual and restructured loans and leases	2.99	2.71	2.50	2.28	2.24

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

As of / For the Twelve Months Ended	Increase (Decrease)

12/31/04	12/31/03	$	%

Allowance For Credit Losses

Beginning balance	$793,398	$723,685	$69,713	9.6%
Allowance for acquired (sold) loans, net	20,909	70,035	(49,126)	NM
Provision for credit losses	249,269	247,585	1,684.7
Charge-offs
Commercial loans and leases	(100,442)	(122,752)	22,310	(18.2)
Direct retail loans	(48,152)	(45,348)	(2,804)	6.2
Sales finance loans	(89,886)	(92,149)	2,263	(2.5)
Revolving credit loans	(52,349)	(50,044)	(2,305)	4.6
Mortgage loans	(5,850)	(5,092)	(758)	14.9

Total charge-offs	(296,679)	(315,385)	18,706	(5.9)

Recoveries
Commercial loans and leases	24,271	34,842	(10,571)	(30.3)
Direct retail loans	9,820	11,801	(1,981)	(16.8)
Sales finance loans	16,552	11,925	4,627	38.8
Revolving credit loans	9,779	8,420	1,359	16.1
Mortgage loans	982	490	492	100.4

Total recoveries	61,404	67,478	(6,074)	(9.0)

Net charge-offs	(235,275)	(247,907)	12,632	5.1

Ending balance	$828,301	$793,398	$34,903	4.4%

Allowance For Credit Losses
Allowance for loan and lease losses	$804,932	$784,937	$19,995	2.5%
Reserve for unfunded lending commitments	23,369	8,461	14,908	176.2

Total	$828,301	$793,398	$34,903	4.4%

Asset Quality Ratios
Net charge-offs as a percentage of
average loans and leases	.36%	.43%
Net charge-offs excluding specialized
lending as a percentage of average
loans and leases (1)	.24	.32
Ratio of allowance for loan and lease losses to
net charge-offs	3.42	x	3.17	x

	Percentage Increase (Decrease)

	QTD		Annualized Link QTD		YTD
	4Q04 vs. 4Q03		4Q04 vs. 3Q04		2004 vs. 2003

PERCENTAGE CHANGES IN SELECTED BALANCES ADJUSTED FOR
PURCHASE ACQUISITIONS (2)
Average Balances
Commercial loans and leases	7.2%		6.7%		5.4%
Direct retail loans	11.6		8.9		11.1
Sales finance loans	(0.5)		(0.5)		(0.9)
Revolving credit loans	9.0		9.3		9.5
Mortgage loans (3)	11.1		8.3		10.4
Total loans and leases	8.1		6.8		6.8
Noninterest-bearing deposits	11.6		18.8		9.4
Interest-bearing transaction accounts	6.2		5.2		7.4
CDs and other time deposits	(1.4)		5.9		(2.0)
Other deposits	8.7		3.0		7.6
Total deposits	4.6%		7.4%		3.7%

PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS
BASED ON OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (2)
Net interest income - taxable equivalent	0.9%		(4.3	) %	0.7%
Noninterest income
Service charges on deposits	8.1		(5.7)		9.3
Mortgage banking income	(36.0)		88.0		(1.7)
Investment banking and brokerage fees and commissions	(5.7)		32.6		6.6
Trust revenue	(1.8)		3.5		(1.8)
Insurance commissions	4.1		(1.3)		6.8
Other nondeposit fees and commissions	14.1		9.4		11.8
Securities gains (losses), net	100.7		NM		(95.5)
Other income	7.6		92.7		14.1
Total noninterest income	3.4		8.0		1.1
Noninterest expense
Personnel expense	(6.6)		(22.9)		(2.6)
Occupancy and equipment expense	1.2		10.7		(0.7)
Other noninterest expense	(3.5)		33.3		(3.0)
Total noninterest expense	(4.6	) %	(2.0	) %	(2.4	) %

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2004 and 2003.
	(3)	Excludes the average impact of $1.0 billion in mortgage loans securitized in the third quarter of 2004.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

SELECTED MORTGAGE BANKING INFORMATION
Residential Mortgage Servicing Rights (4):
Ending balance	$434,053	$440,327	$441,506	$419,937	$463,876
Less: valuation allowance	(107,636)	(112,944)	(85,085)	(178,424)	(143,727)
Net balance	326,417	327,383	356,421	241,513	320,149

Mortgage Servicing Rights Valuation Allowance:
Beginning balance	$112,944	$85,085	$178,424	$143,727	$172,649
Provisions for impairment	--	40,185	--	43,590	--
Recaptures	(404)	--	(91,867)	--	(20,420)
Other-than-temporary impairment	(4,904)	(12,326)	(1,472)	(8,893)	(8,502)
Ending balance	107,636	112,944	85,085	178,424	143,727

Residential Mortgage Loan Originations	$2,370,483	$2,125,721	$3,165,695	$2,299,118	$2,283,680
Residential Mortgage Servicing Portfolio:
Loans serviced for others	$25,569,089	$25,707,237	$24,662,645	$24,034,974	$25,015,348
Bank owned loans serviced	12,268,889	11,891,511	12,831,806	12,821,573	11,623,391
Total servicing portfolio	37,837,978	37,598,748	37,494,451	36,856,547	36,638,739
Weighted Average Coupon Rate	5.86%	5.84%	5.85%	5.94%	5.98%
Weighted Average Servicing Fee	.347	.346	.350	.349	.351

	For the Quarter Ended

(Dollars in thousands, except per share data)	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

RECONCILIATION TABLE
Net income	$416,884	$412,885	$400,106	$328,500	$305,027
Merger-related items, net of tax	(1,076)	(1,965)	351	6,144	30,176
Other, net of tax (3)	--	--	--	--	41,646
Operating earnings	415,808	410,920	400,457	334,644	376,849
Amortization of intangibles, net of tax	18,557	15,358	18,135	15,215	12,871
Amortization of mark-to-market adjustments, net of tax	3,877	3,877	3,874	5,106	3,926
Cash basis operating earnings	438,242	430,155	422,466	354,965	393,646

Return on average assets	1.68%	1.69%	1.65%	1.43%	1.34%
Effect of merger-related charges, net of tax	--	(.01)	.01	.03	.13
Effect of other, net of tax (3)	--	--	--	--	.19
Operating return on average assets	1.68	1.68	1.66	1.46	1.66
Effect of amortization of intangibles, net of tax (2)	.16	.15	.16	.14	.13
Effect of amortization of mark-to-market adjustments,
net of tax	.02	.02	.01	.02	.02
Cash basis operating return on average
tangible assets	1.86	1.85	1.83	1.62	1.81

Return on average equity	15.21%	15.42%	15.17%	12.93%	11.98%
Effect of merger-related charges, net of tax	(.04)	(.07)	.01	.24	1.19
Effect of other, net of tax (3)	--	--	--	--	1.63
Operating return on average equity	15.17	15.35	15.18	13.17	14.80
Effect of amortization of intangibles, net of tax (2)	12.36	12.89	12.97	10.42	10.89
Effect of amortization of mark-to-market adjustments,
net of tax	.24	.26	.26	.34	.15
Cash basis operating return on average
tangible equity	27.77	28.50	28.41	23.93	25.84

Efficiency ratio (taxable equivalent) (1)	49.9%	50.0%	52.6%	55.7%	58.9%
Effect of merger-related charges	.2	.3	--	(.7)	(3.9)
Effect of other (3)	--	--	--	--	(3.0)
Operating efficiency ratio (1)	50.1	50.3	52.6	55.0	52.0
Effect of amortization of intangibles	(2.1)	(1.8)	(2.0)	(1.9)	(1.5)
Effect of amortization of mark-to-market adjustments	(.2)	(.2)	(.3)	(.3)	(.3)
Cash basis operating efficiency ratio (1)	47.8	48.3	50.3	52.8	50.2

Fee income ratio (1)	38.6%	37.8%	38.2%	36.7%	37.0%
Effect of other (3)	--	--	--	--	(1.9)
Operating fee income ratio (1)	38.6	37.8	38.2	36.7	35.1

Basic earnings per share	$.76	$.75	$.72	$.60	$.56
Effect of merger-related charges, net of tax	(.01)	(.01)	--	.01	.06
Effect of other, net of tax (3)	--	--	--	--	.07
Operating basic earnings per share	.75	.74	.72	.61	.69

Diluted earnings per share	$.75	$.74	$.72	$.60	$.55
Effect of merger-related charges, net of tax	--	--	--	.01	.05
Effect of other, net of tax (3)	--	--	--	--	.09
Operating diluted earnings per share	.75	.74	.72	.61	.69
Effect of amortization of intangibles, net of tax	.03	.02	.03	.02	.02
Effect of amortization of mark-to-market adjustments,
net of tax	.01	.01	.01	.01	.01
Cash basis operating diluted earnings per share	.79	.77	.76	.64	.72

Net yield on earning assets (taxable equivalent)	3.97%	4.07%	4.02%	4.09%	3.89%
Effect of other, net of tax (3)	--	--	--	--	.33
Operating net yield on earning assets
(taxable equivalent)	3.97	4.07	4.02	4.09	4.22

NOTES:		Applicable ratios are annualized.
	(1)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Operating and cash basis ratios also exclude merger-related items and nonrecurring charges, where applicable.
	(2)	Reflects the effect of excluding average intangible assets from average assets and average equity to calculate cash basis ratios.
	(3)	Reflects a one-time charge related to deferred income taxes associated with BB&T's leasing operations totaling $41.6 million in the fourth quarter of 2003.
	(4)	Balances exclude commercial mortgage servicing rights totaling $14.3 million, $13.2 million, $14.7 million, $14.8 million and $14.8 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Executive Vice President	(336) 733-3058
Page 14	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended

(Dollars in thousands, except per share data)	12/31/04	12/31/03

RECONCILIATION TABLE
Net income	$1,558,375	$1,064,903
Merger-related charges, net of tax	3,454	55,054
Other, net of tax (3)	--	303,877
Operating earnings	1,561,829	1,423,834
Amortization of intangibles, net of tax	67,264	33,947
Amortization of mark-to-market adjustments, net of tax	16,735	7,851
Cash basis operating earnings	1,645,828	1,465,632

Return on average assets	1.62%	1.25%
Effect of merger-related charges, net of tax	--	.06
Effect of other, net of tax (3)	--	.36
Operating return on average assets	1.62	1.67
Effect of amortization of intangibles, net of tax (2)	.16	.10
Effect of amortization of mark-to-market adjustments, net of tax	.01	.01
Cash basis operating return on average tangible assets	1.79	1.78

Return on average equity	14.71%	11.97%
Effect of merger-related charges, net of tax	.03	.62
Effect of other, net of tax (3)	--	3.42
Operating return on average equity	14.74	16.01
Effect of amortization of intangibles, net of tax (2)	12.15	7.90
Effect of amortization of mark-to-market adjustments, net of tax	.28	.90
Cash basis operating return on average tangible equity	27.17	24.81

Efficiency ratio (taxable equivalent) (1)	52.0%	62.8%
Effect of merger-related charges	(.1)	(2.0)
Effect of other (3)	--	(9.0)
Operating efficiency ratio (1)	51.9	51.8
Effect of amortization of intangibles	(2.0)	(1.2)
Effect of amortization of mark-to-market adjustments	(.2)	(.1)
Cash basis operating efficiency ratio (1)	49.7	50.5

Fee income ratio (1)	37.8%	36.5%
Effect of other (3)	--	(.5)
Operating fee income ratio (1)	37.8	36.0

Basic earnings per share	$2.82	$2.09
Effect of merger-related charges, net of tax	.01	.11
Effect of other, net of tax (3)	--	.59
Operating basic earnings per share	2.83	2.79

Diluted earnings per share	$2.80	$2.07
Effect of merger-related charges, net of tax	.01	.11
Effect of other, net of tax (3)	--	.59
Operating diluted earnings per share	2.81	2.77
Effect of amortization of intangibles, net of tax	.12	.07
Effect of amortization of mark-to-market adjustments, net of tax	.03	.01
Cash basis operating diluted earnings per share	2.96	2.85

Net yield on earning assets (taxable equivalent)	4.04%	4.06%
Effect of other, net of tax (3)	--	.09
Operating net yield on earning assets (taxable equivalent)	4.04	4.15

NOTES:		Applicable ratios are annualized.
	(1)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Operating and cash basis ratios also exclude merger-related and nonrecurring charges, where applicable.
	(2)	Reflects the effect of excluding average intangible assets from average assets and average equity to calculate cash basis ratios.
	(3)	Reflects nonrecurring contributions made by an affiliated trust totaling $13.7 million, a loss on early extinguishment of debt totaling $248.5 million and a one-time charge related to deferred income taxes associated with BB&T's leasing operations totaling $41.6 million in 2003.